SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            January 23, 1998
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                           Outsourcing Solutions Inc.
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               (Exact Name of Registrant as Specified in Charter)
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
             Delaware                            333-16867                           58-2197161
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  (State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
          Incorporation)
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390 South Woods Mill Rd., Suite 150, Chesterfield,                     MO 63017
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code               (314) 576-0022
                                                                 ---------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 1.           Not applicable.

Item 2.           Acquisition or Disposition of Assets

On January 23, 1998, Outsourcing Solutions Inc. ("OSI"), through its wholly owned subsidiary, Sherman Acquisition Corp. ("Sherman"), completed its previously announced tender offer (the "Tender Offer") for the shares ("Shares") of Common Stock, par value $.50 per share of The Union Corporation ("Union"). OSI acquired approximately 79.5% of the outstanding shares through the Tender Offer at a cash price of $31.50 per share. The purchase price for such shares was approximately $145 million. The full text of a press release, dated January 26, 1998, issued by OSI with respect to consummation of the Tender Offer is filed herewith as Exhibit 99.1.

OSI obtained the funds required to purchase the outstanding Shares and related costs through additional senior secured bank borrowings under the Company's Second Amended and Restated Credit Agreement. Goldman Sachs Credit Partners L.P. and Chase Manhattan Bank act as administrative co-agents for the lenders under the Second Amended and Restated Credit Agreement.

OSI intends to cause a meeting of the shareholders of Union and effect the merger of Sherman into Union as promptly as possible. All remaining Union shareholders will be entitled to receive $31.50 cash per share in the merger. Upon consummation of the merger, Union will become a wholly owned subsidiary of OSI. A copy of the Share Purchase Agreement and Plan of Merger, dated as of December 22, 1997, among OSI, Sherman and Union was previously filed by OSI as
Exhibit 2.1 to its Current Report on Form 8-K filed on December 31, 1997.


Items 3-6         Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (a)      Financial Statements of Business Acquired

          The statement of operations and balance sheet data for the fiscal years ended June 30, 1996 and 1997 have been filed with the Securities and Exchange Commission (the "SEC") by Union as part of Union's Annual Report on Form 10-K for the fiscal years ended June 30, 1996 and 1997 and are incorporated herein by reference.

          The (i) consolidated balance sheet of Union as of June 30, 1997 and September 30, 1997, (ii) the consolidated statement of operations for the three months ended September 30, 1996 and 1997 and (iii) the consolidated statement of cash flows for the three months ended September 30, 1996 and 1997 have been filed with the SEC as part of Union's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, and are incorporated herein by reference.

          (b)      Pro Forma Financial Information

          The pro  forma  financial  information  required  by this Item will be filed by an amendment to this Report not later than 60 days after the4 date hereof.
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         (c)      Exhibit No.       Description
                  99.1              Press Release, dated January 26, 1998, issued by OSI.
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Item 8.           Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated:  February 6, 1998

                                            Outsourcing Solutions Inc.

                                            By: /s/ Timothy G. Beffa
                                               ---------------------------
                                            Name:  Timothy G. Beffa
                                            Title:    President and Chief
                                                       Executive Officer